UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 9, 2005

CERES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-8483	34-1017531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

17800 Royalton Road, Cleveland, Ohio 44136
(Address of principal executive offices)

(440) 572-2400
(Registrant’s telephone number, including area code)

Item 7.01 Regulation FD Disclosure

     At an investor conference today, Thomas J. Kilian, Ceres’ President and Chief Executive Officer, stated that for 2005 Ceres expects to achieve growth of 15% on an operating basis. This is consistent with the company’s earlier guidance of net income of $0.50 to $0.53 per diluted share for 2005. Mr. Kilian’s presentation at this conference is available on the Ceres website at www.ceresgp.com.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including references to all previously furnished exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     Portions of the information in this Current Report on Form 8-K and certain oral statements made from time to time by representatives of Ceres Group may be considered “forward-looking statements” within the meaning of the Federal securities laws and the Private Securities Litigation Reform Act of 1995, as amended. Ceres Group intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, without limitation, Ceres’ future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “prospects,” “outlook,” “believes,” “estimates,” “intends,” “may,” “will,” “should,” “anticipates,” “expects” or “plans,” or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategy or risks and uncertainties. Forward-looking statements are inherently subject to risks, trends and uncertainties, many of which are beyond Ceres’ ability to control or predict with accuracy and some of which Ceres might not even anticipate. Although Ceres believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

     Important factors that may cause actual results to differ materially from forward-looking statements include, but are not limited to, the risks and uncertainties contained in Ceres’ filing with the Securities and Exchange Commission, including, without limitation, Ceres’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Ceres undertakes no obligation to update and supplement any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES GROUP, INC.
/s/ Kathleen L. Mesel
By: Kathleen L. Mesel Its: Corporate Secretary

Dated: June 9, 2005